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EXHIBIT 10.2

                   FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT

     This First Amendment to the Employment Agreement is made on this 25th day of February 1998, by and between Electronic Designs, Inc., a Delaware corporation with its principal place of business in Westborough, Massachusetts (the "Company"), and Donald F. McGuinness of 82 Baldwin Lane, Boxboro, Massachusetts (the "Employee").

     The Company and Employee are parties to an Employment Agreement, dated October 10, 1995 (the "Employment Agreement"). The parties wish to amend the Employment Agreement in accordance with the provisions hereof. The purposes of this First Amendment are the same as the purposes set forth in the Employment Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, it is agreed:

     1. The first two sentences of Section 4(e) of the Employment Agreement shall be and hereby are deleted in their entirety and are replaced by the following two sentences:

          "Upon the termination of Employee's employment hereunder on, or at any time after, the Initial Termination Date, whether such termination is at the election of the Company or the Employee, the Company shall continue to pay and provide to Employee for a period of eighteen (18) months (the "Extended Payment Period") Employee's Base Salary and Employee's fringe benefits. During the Extended Payment Period, Employee shall serve as a consultant to the Company."

     2. Except for the foregoing amendment, the Employment Agreement shall continue in full force and effect as originally executed and the Employment Agreement as amended hereby is hereby ratified and affirmed.

     IN WITNESS WHEREOF, this First Amendment to the Employment Agreement has been executed by the Company by its duly authorized officer and by the Employee as of the date first above written.

WITNESS:                           ELECTRONIC DESIGNS, INC.

                                   By:
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                                   Name:
                                   Title:

                                   By:
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                                   Name: Donald F. McGuinness
                                   Title:  Chairman and Chief Executive Officer